SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EII REALTY SECURITIES TRUST
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

E.I.I. REALTY SECURITIES TRUST

c/o E.I.I. Realty Securities, Inc.

640 Fifth Avenue, 8th Floor, New York, New York 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON February 10, 2012

The E.I.I. Realty Securities Trust (the “Trust”) will host a Special Meeting of Shareholders (“Meeting”) on February 10, 2012 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time. This will be a joint meeting of the Trust’s three series, the E.I.I. Realty Securities Fund, the E.I.I. International Property Fund and the E.I.I. Global Property Fund (collectively, the “Funds”). The Special Meeting will be held at the Trust’s offices, 640 Fifth Avenue, 8th Floor, New York, New York 10019. The Special Meeting is being held for the following purposes:

1.	To elect Trustees of the Trust.

2.	To consider and act upon any other business properly brought before the meeting.

Any shareholder who owned shares of the Funds on December 23, 2011 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

By Order of the Board of Trustees

Kathleen Heineken, Secretary

Dated: December 30, 2011

YOUR VOTE IS IMPORTANT!

If you do not expect to attend the Special Meeting, please sign, date and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone or electronically on the internet as indicated in the Proxy Card. In order to avoid the additional expense to the Trust of further solicitations, we ask your prompt cooperation in mailing your Proxy Card(s) or voting by telephone or electronically on the internet.

E.I.I. REALTY SECURITIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

February 10, 2012

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for the E.I.I. Realty Securities Trust (the “Trust”). The Trustees of the Trust are soliciting proxies for a special meeting (the “Special Meeting”) of Shareholders of the Trust, including its three series, the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”) and the E.I.I. Global Property Fund (the “Global Fund”) (collectively the “Funds”), to be held on February 10, 2012 to approve the proposals in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement contains the information you should know before voting on the proposals described in the notice. You should read the entire Proxy Statement before voting.

For the election of Trustees of the Trust, shareholders of the Funds will vote together.

It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of shares of beneficial interest of the Trust (each a “Shareholder” and collectively the “Shareholders”) on or about January 3, 2012

If you sign the proxy card and return it in time to vote at the Special Meeting, your shares will be voted in accordance with your instructions. Signed proxy cards with no instructions will be voted FOR all the proposals. If you want to revoke your proxy, you may do so before it is exercised at the Special Meeting by filing a written notice of revocation with the Trust at 640 Fifth Avenue, 8th Floor, New York, New York 10019, by returning a signed proxy with a later date before the Special Meeting or, if attending the Special Meeting in person, by notifying the Trust’s secretary at any time before your proxy is voted.

As of December 23, 2011 (the “Record Date”) (which is the date set for the determination of Shareholders entitled to notice of, and to vote at, the Special Meeting) there were issued and outstanding the following number of shares entitled to vote: 3,928,276.898 shares of the Domestic Fund; 30,362,848.983 shares of the International Fund; and 26,130,326.772 shares of the Global Fund (constituting and aggregate of 60,475,452.653 shares of the Trust).

Each of the respective Funds will pay (based upon net assets) the cost of preparing, assembling and mailing the materials in connection with the solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers or employees of E.I.I. Realty Securities, Inc., the Trust’s investment adviser (the “Investment Adviser”), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies by telephone, online or oral communications.

Shareholders will be able to vote their shares by mail, touchtone telephone or by internet by following the instructions on the Proxy Card accompanying this Proxy Statement.

The Trust will furnish, without charge, a copy of its most recent annual and semi-annual reports to any Shareholder requesting such reports. To request a report, please call the Trust toll-free at 800-667-0794 or write to the Trust at 640 Fifth Avenue, 8th Floor, New York, New York 10019.

In addition, the Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a web site that contains information about the Trust (www.sec.gov) including these proxy materials.

OVERVIEW

The Board of Trustees of the Trust (the “Board”) has sent you this Proxy Statement to ask for your vote on one proposal affecting your Fund. The Trust will hold a Special Meeting of Shareholders on February 10, 2012 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time, at its offices located at 640 Fifth Avenue, 8th Floor, New York, New York 10019, in order to consider the proposals described below.

The Board has fixed the close of business on December 23, 2011 as the “Record Date” to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. For the election of Trustees of the Trust, Shareholders of the Funds will vote together. Shareholders of the Funds are entitled to cast one vote for each full share and a fractional vote, if any, for each fractional share they own on the Record Date.

PROPOSALS

PROPOSAL 1

ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the “Nominees”), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Four of the Nominees are presently Trustees of the Trust, and two of the Nominees are new candidates. If you grant authority to the third party proxies to vote in the election of Trustees without instruction, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee(s) as the Board may recommend. Any other Nominee(s) who would serve as a Trustee who is not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (“Independent Trustees”) will be selected by the Independent Trustees currently serving on the Board.

The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

On November 22, 2011, the Board, in accordance with the Trust’s organizational documents, voted to expand the number of Trustees serving on the Board from four to six trustees. The Board currently consists of four Trustees and the remaining two new seats are vacant. You are being asked to elect the following Nominees, including the four currently serving as Trustees.

Nominees for Election to the Board

The Nominees are:

•	Mr. Michael J. Abbott
•	Mr. Warren K. Greene
•	Mr. Joseph Gyourko
•	Mr. Juan M. Meyer
•	Mr. Richard J. Adler
•	Mr. Christian A. Lange

The following tables summarize information about the Nominees.

There is no defined term of office, and each may serve until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. The address for the Trustees is c/o E.I.I. Realty Securities Trust, 640 Fifth Avenue, 8th Floor, New York, New York 10019.

Name and Age of Trustee / Nominee	Position with the Trust and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Trustee[2]
NOMINEES CONSIDERED TO BE INDEPENDENT
Michael J. Abbott, 47	Nominee	General Partner, Helios Advisors LLC, since July 2011; Cornell University Chief Investment Officer, 2010-2011; Robeco Sage, Chief Executive Officer, 2007-2010.	Director, JSK Capital.

Warren K. Greene, 75	Trustee since 1998; Chairman since May 2005	President, American Investors Fund LLC, Senior Vice President, NorthCoast Asset Management LLC.	Trustee, Renaissance Capital Greenwich Funds.

Joseph Gyourko, 55	Trustee since June 1998	Martin Bucksbaum Professor of Real Estate, Finance, Business & Public Policy, The Wharton School, University of Pennsylvania.	None.

Juan M. Meyer, 67	Trustee since December 2005	Executive Vice President, GenSpring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	Trustee, Northern Trust Multi Advisor Fund

Name and Age of Trustee / Nominee	Position with the Trust and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Trustee2
NOMINEES CONSIDERED TO BE “INTERESTED”[3]
Richard J. Adler, 65	President since 1998; Nominee	Managing Director, European Investors Incorporated	None.

Christian A. Lange, 72	Trustee since October 2003	President and Chief Executive Officer of European Investors Incorporated	None

1 Each Trustee shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.

2 This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

3 Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

Board of Trustees — Generally

The Board of Trustees of the Trust oversees the management of the Funds, but does not itself manage the Funds. The Trustees review various services provided by or under the direction of the Adviser to ensure the Funds’ general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that the administrative services are provided to the Funds in a satisfactory manner. The day-to-day operations of the Funds are delegated to the Trust’s officer’s subject always to the investment objectives and policies of each Fund and to general supervision by the Board.

The Board of Trustees currently consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”).

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its shareholders.

The Trust seeks as Trustees individuals of distinction with experience in business and finance, government service or academia. In determining whether a particular Trustee Nominee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee Nominee, including those enumerated in the table above, the Board has determined that each of the Nominees is qualified to serve as a Trustee of the Funds. In addition, the Board believes that, collectively, the Nominees have balanced and diverse experience, qualifications, attributes and skills that allow (and will allow) the Board to operate effectively in governing the Funds and protecting the interests of shareholders.

Experience, Qualifications and Attributes

The following further describes the experience, qualifications, attributes or skills of each Trustee Nominee named in this Proxy Statement which supports the conclusion that each are qualified to serve as a Trustee of the Trust:

Independent

Michael J. Abbott. Mr. Abbott is currently a general partner of Helios Advisors LLC, a hedge fund investment adviser. He previously served as the Chief Investment Officer of Cornell University and as Chief Executive Officer of Robeco Sage, an investment adviser to funds of hedge funds. Mr. Abbott has experience with risk management, portfolio construction and compliance oversight and has a strong familiarity with financial statements and audits. Mr. Abbott has also served as a general partner and on the boards of directors of other public companies.

Warren K. Greene. Mr. Greene is Chairman of the Board of the Trust and has over five decades of investment advisory experience. He also currently serves on the board as an independent trustee of the Renaissance Capital Greenwich Funds and serves as President of American Investors Fund LLC. Mr. Greene previously served as Senior Vice President of NorthCoast Asset Management LLC, an investment adviser, and as President of the No Load Mutual Fund Association. In addition to having served on the boards of directors of both public and private companies, Mr. Greene holds a MBA from New York University.

Joseph Gyourko. Mr. Gyourko has been a member of the Board of the Trust for over a decade and is the Martin Bucksbaum Professor of Real Estate, Finance, and Business & Public Policy at The Wharton School of the University of Pennsylvania, where he also is Director of the Zell/Lurie Real Estate Center at Wharton. Mr. Gyourko has a Ph.D. in Economics and is a Research Associate of the National Bureau of Economic Research. He is a former Trustee of the Urban Land Institute, currently is a member of the Board of Directors of the Pension Real Estate Association (PREA), and consults with various private real estate firms.

Juan M. Meyer. Mr. Meyer has been a member of the Board of the Trust for over five years and has over 25 years of experience in the asset management business. Mr. Meyer currently serves as Executive Vice President, Senior Advisor of GenSpring Family Offices, a multi-family wealth advisory firm, and previously served as President of Eagle Capital International, a family office financial services firm. In addition to having served on the boards of directors of both public and private companies, Mr. Meyer holds a BA from Amherst College, along with a BS and MS in Chemical Engineering from the Sloan School of Management, MIT.

Interested

Richard J. Adler. Mr. Adler has over 35 years of experience in the asset management business and currently serves as the Managing Director of European Investors, Inc. and as the President of the Trust. Mr. Adler also currently serves on the boards of directors of other private companies and previously served as Vice President of Goldman Sachs & Co.

Christian A. Lange. Mr. Lange has been a member of the Board of the Trust for over five years and has over four decades of experience in the asset management business. Mr. Lange also currently serves as the President and Chief Executive Officer of European Investors, Inc. and serves on the boards of directors of other public and private companies. Mr. Lange previously served as Managing Director of F. Flick AG, an industrial holding company.

Board Structure and Risk Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairman of the Board and the Board Committees described below. The Chairman participates in the preparation of the agenda for the meetings of the Board, presides at all of the meetings of the Board, participates in Board deliberations and is involved in the oversight of the Funds’ management in between meetings, as necessary. In addition, the Board utilizes committees to assist with its responsibilities. The Board currently has two committees, the Audit Committee and the Nominating Committee, which are described in more detail below, under the heading “Board Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. The Funds’ Adviser and other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). The Board of Trustees oversees the management of these risks as part of its general oversight of the Funds. In addition, the Board and its committees receive regular reports from the Funds’ Chief Compliance Officer, adviser, administrator, and independent registered public accounting firm regarding the Funds’ activities and any applicable risks. These reports include quarterly performance reports, quarterly and annual compliance reports, and accounting and financial reports.

The Board met four times during the fiscal year ended June 30, 2011.

Board Committees

The Board of Trustees uses committees to assist with its oversight responsibilities. The Board currently has an Audit Committee and a Nominating Committee. Both committees are comprised entirely of Trustees who are not “interested persons” of the Funds.

The members of the Audit Committee are Mr. Greene (Chairman), Mr. Gyourko and Mr. Meyer. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the SEC, including the 1940 Act, and selecting and directing the activities of the Trust’s independent auditors. The Audit Committee met twice during the fiscal year ended June 30, 2011.

The members of the Nominating Committee are Mr. Greene (Chairman), Mr. Gyourko and Mr. Meyer. The functions of the Nominating Committee are to hear and consider matters related to the Board, including nominating new Trustees, reviewing the compensation of Independent Trustees and reporting to the full Board. The Nominating Committee did not meet during the fiscal year ended June 30, 2011. The Committee will not consider nominees recommended by Fund shareholders except as may be required by law or regulation, in which case a submission must meet any such legal and regulatory requirements.

Securities Beneficially Owned by Trustees/Nominees

The following table shows the dollar range of each Trustee’s ownership of shares of each Fund and of all of the Funds as of the Record Date, December 23, 2011:

Trustee / Nominee	Dollar Range of Domestic Fund Shares	Dollar Range of International Fund Shares	Dollar Range of Global Fund Shares	Dollar Range of All E.I.I. Fund Shares
INDEPENDENT TRUSTEES / NOMINEES
Mr. Abbott	None	None	None	None

Mr. Greene	None	$1 to $10,000	$1 to $10,000	$1 to $10,000

Mr. Gyourko	None	$10,001 to $50,000	None	$10,001 to $50,000

Mr. Meyer	None	None	$10,001 to $50,000	$10,001 to $50,000

“INTERESTED” TRUSTEES / NOMINEES
Mr. Adler	None	Over $100,000	None	Over $100,000

Mr. Lange	Over $100,000*	None	None	Over $100,000*

* As of the Record Date, December 23, 2011, Mr. Lange beneficially owned 10.26% of the Domestic Fund.

No Nominee for Independent Trustee and no immediate family member of a Nominee for Independent Trustee owns beneficially or of record an interest in the Adviser or BNY Mellon Distributors Inc. (“Distributor”) or in any person or affiliate directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor.

Effective January 1, 2011 the Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. (Prior to January 1, 2011, the Funds paid each Independent Trustee an annual fee of $16,000 and the Chairman of the Board $20,000.) The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. “Interested” Trustees do not receive Trustees’ fees. The table below illustrates the compensation paid to each of the current Trustees for the most recently completed fiscal year:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Complex Paid to Trustees
INDEPENDENT TRUSTEES
Mr. Greene	$26,000	N/A	N/A	$26,000

Mr. Gyourko	$20,000	N/A	N/A	$20,000

Mr. Meyer	$20,000	N/A	N/A	$20,000

“INTERESTED” TRUSTEE
Mr. Lange	None	N/A	N/A	None

Legal Proceedings

There are no material pending legal proceedings to which any Nominee or affiliated person is a party adverse to the Funds or any of its affiliated persons or has a material interest adverse to the Funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee or executive officer of the Funds within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

The Board recommends that Shareholders vote to elect the Nominees as Trustees of the Trust.

PROPOSAL 2

OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

MORE ON PROXY VOTING

AND SHAREHOLDER MEETINGS

General information

Your proxy is being solicited to vote on the matters described in this Proxy Statement. Only shareholders of the Trust at the close of business on the Record Date, December 23, 2011, may vote at the Special Meeting. As previously stated, as of the Record Date, in the aggregate 60,475,452.653 shares of the Trust were issued and outstanding, which includes [3,928,276.898 shares of the Domestic Fund, 30,362,848.983 shares of the International Fund and 26,130,326.772 shares of the Global Fund. Each share is entitled to one vote and each fractional share being entitled to an equivalent fractional vote.

As of the Record Date, the Trustees/Nominees and officers of the Trust, either individually or as a group, did not own more than 1% of any Fund’s outstanding shares, except as stated under the section above titled “Securities Beneficially Owned by Trustees/Nominees.”

Control Persons and Principal Holders of Securities

To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Domestic Fund as of the Record Date, December 23, 2011:

Name and Address of Owner	Percent of Domestic Fund	Nature of Ownership (Record, Beneficial or Both)
United States Golf Association 77 Liberty Corner Road Far Hills NJ 07931-2570	29.27%	Both

221st Century Fund 606 Wilshire Blvd Santa Monica CA 90401-1502	18.75%	Both

Citigroup Global Markets FBO Christian Lange 333 West 34th Street, Floor 3 New York NY 10001-2402	10.26%	Both

The Leir Foundation 570 Lexington Ave Floor 33 New York NY 10022-6869	8.61%	Both

Lifespan Corporation Retirement Plan Mary A Wakefield Trustee 167 Point Street Providence RI 02903-4769	8.26%	Record

To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the International Fund as of the Record Date, December 23, 2011:

Name and Address of Owner	Percent of International Fund	Nature of Ownership (Record, Beneficial or Both)
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55840	30.26%	Record

Charles Schwab & Co Inc Special Custody Account 101 Montgomery Street San Francisco CA 94104-4122	17.90%	Record

National Financial Services LLC for the Exclusive benefit for our customers 200 Liberty Street One World Financial Center New York NY 10281	7.52%	Record

To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the Global Fund as of the Record Date, December 23, 2011:

Name and Address of Owner	Percent of Global Fund	Nature of Ownership (Record, Beneficial or Both)
Charles Schwab & Co Inc Special Custody Account 101 Montgomery Street San Francisco CA 94104-4122	19.24%	Record

National Financial Services LLC for the Exclusive benefit for our customers 200 Liberty Street One World Financial Center New York NY 10281	10.76%	Record

Voting Information and Discretion of the Persons Named as Proxies

While the Special Meeting is also called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

A properly executed proxy returned with instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power). Shares represented by broker non-votes or abstentions (collectively, “abstentions”), will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business.

A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The Special Meeting may be adjourned by the chairman of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting or the failure of any proposal to receive sufficient votes for approval. The Special Meeting may be adjourned by the chairman of the meeting as to one or more proposals regardless of whether action has been taken on other matters. No notice of adjournment of the Special Meeting to another time or place need be given to Shareholders if such time and place are announced at the Special Meeting at which the adjournment is taken or reasonable notice is given to persons present at the Special Meeting and the adjourned Special Meeting is held within a reasonable time after the date set for the original meeting. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. If, after adjournment, a new record date is fixed for the adjourned meeting, the Secretary shall give notice of the postponed or adjourned meeting to Shareholders of record entitled to vote at such meeting.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust’s Trust Instrument and Bylaws, annual meetings of Shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold Shareholder meetings on an annual basis. A Shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 640 Fifth Avenue, 8th Floor, New York, New York 10019, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to the Trust instrument, and certain regulations under federal securities law.

GENERAL TRUST INFORMATION

The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by the Amended and Restated Trust Instrument and Bylaws dated November 22, 2011. The Trust is an open-end management investment company consisting of its three series, the Funds.

The Funds are series of the Trust and, as such, have similar rights under the Trust Instrument and applicable Delaware law.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years are as follows:

Name and Age of Officer	Position with the Trust and Length of Time Served	Principal Occupation(s) in the Past 5 Years
OFFICERS
Richard J. Adler, 65	President since 1998	Managing Director, European Investors Incorporated

Kathleen Heineken, 30	Secretary since September 2010	Compliance Associate and Director of Mutual Fund Administration, E.I.I. since May 2007

Michael J. Meagher, 49	Treasurer since May 2003; Chief Compliance Officer since October 2004	Senior Vice President, Chief Compliance Officer and Director of Mutual Funds, E.I.I. since March 2003.

The mailing address of each officer of the Trust is 640 Fifth Avenue, 8th Floor, New York, New York 10019.

None of the officers receive compensation from the Trust.

Investment Adviser and Administrator

E.I.I. Realty Securities, Inc., 640 Fifth Avenue, 8th Floor, New York, New York 10019, serves as Investment Adviser and Administrator of the Funds.

Distributor

BNY Mellon Distributors Inc. (formerly known as PFPC Distributors, Inc.), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds’ shares.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the Proxy Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate box on the Proxy Card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

If you vote by Telephone or Internet,

you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1                KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DYNAMIC CALLING -POSITION C - EFN LINE 1
		For	Withhold	For All	INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s number(s) in the space provided below.
THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:		All	All	Except

1.	To elect six Trustees to the Board of Trustees:	☐	☐	☐
01.	Michael J. Abbott
02.	Richard Adler
03.	Warren K. Greene
04.	Joseph Gyourko
05.	Juan M. Meyer
06.	Christian A. Lange

2.	To consider and act upon any other business properly brought before the meeting.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ABOVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

You can find the proxy statement online at www.proxyvote.com.

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PROXY CARD

E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund

E.I.I. International Property Fund

E.I.I. Global Property Fund

640 Fifth Avenue, 8th Floor, New York, NY 10019

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2012

This proxy is being solicited on behalf of the Board of Trustees of E.I.I. Realty Securities Trust

The undersigned, revoking previous proxies, hereby appoint(s) Michael Meagher and Kathleen Heineken, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the E.I.I. Realty Securities Trust (the “Trust”), comprised of the E.I.I. Realty Securities Fund, the E.I.I. International Property Fund and the E.I.I. Global Property Fund (each, a “Fund” and collectively, the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of E.I.I. Realty Securities Trust, 640 Fifth Avenue, 8th Floor, New York, NY 10019 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.